SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1997.

                                OMI Trust 1996-C
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  Pennsylvania                  33-99320               Applied for
----------------------------------------------------------------------
(State or other jurisdiction  (Commission             (IRS Employer
 of incorporation)            File Number)          Identification No.)

 c/o PNC Bank, National Association
 Corporate Trust Department
 Attention:  Constantine Hromych
 1700 Market Street
 Philadelphia, Pennsylvania                             19103
-----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1997.

                                OMI Trust 1996-C
                -------------------------------------------------
               (Exact name of registrant as specified in charter)

  Pennsylvania                 33-99320               Applied for
(State or other jurisdiction  (Commission           (IRS Employer
 of incorporation)            File Number)        Identification No.)

c/o PNC Bank, National Association
Corporate Trust Department
Attention:  Constantine Hromych
1700 Market Street
Philadelphia, Pennsylvania                             19103
------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-C

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-C (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1996-C (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on March 17, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on March 17, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-C, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

March 21, 1997
                                            ------------------------------------
                                                     Douglas R. Muir
                                                     Vice President


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                                                    Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-C, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

March 21, 1997                              /s/ DOUGLAS R. MUIR
                                            ------------------------------------
                                                     Douglas R. Muir
                                                     Vice President


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                                                 INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on March 17, 1997......................... 5-10


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                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on February 18, 1997......................


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